[ARTWORK]

                                                  ------------------------------
                                                  FIRST
                                                  ------------------------------

                                                  Quarter
                                                  Report

                                                  March 31, 2000

                                                  ------------------------------
                                                  STRATTON
                                                  MUTUAL FUNDS
                                                  ------------------------------
                                                  Stability . Strategy . Success

DEAR FELLOW SHAREHOLDER:

For nearly two years from March 31, 1998 to March 10, 2000, the stock market was dominated by Technology stocks. Less than 25% of the S&P 500 companies outperformed the Index over this time and the majority of the outperformers were Technology stocks. 334 of the S&P 500 companies posted negative price returns over this time period despite the fact that the S&P 500 Index advanced over 26%. The bulk of corporate America slid backward, while greater intensity was focused on Technology stocks especially in the Internet and Biotechnology sectors.

The world changed on March 10th. Since then, the performance of the stock market has been a mirror image of the past two years. During the last six weeks the broad leadership of 375 S&P 500 companies has outperformed the Index. At the same time, 90% of the technology companies in the S&P 500 underperformed the Index by a wide margin. We believe that March 10th was the inflection point of the focus on technology. It was the time when NASDAQ stocks reached a peak in valuation and bank stocks sold at 9 times earnings.

For a value manager it has been an extraordinarily long time waiting for the change in emphasis within the stock market. We have seen corporate America identified as "the old economy" and relegated to the sidelines. The media has focused on the "new economy and the new metrics" which is an attempt to justify outrageous price/earning ratio or outrageous valuations for companies that have no earnings. We think that this bubble burst on March 10th. To those of you who have lived through WWII, the analogy can be that March 10th was "the battle of Midway" for the value investor. For those of us who survived, we think that the next 5 years will favor rational valuations of earnings and will disappoint many stock buyers who have acted not as investors, but as day traders. Margin debt was at an extremely high level on March 31st; we expect a large amount of that to be liquidated over the next 12 months. Margin debt was not incurred to buy value stocks; this should have a significant impact upon the relative price/earnings ratios of growth versus value.

It has been a long time coming, and it has taken endurance to stay the course as a true deep value investor. All three of our Funds qualify along those lines based on any quantitative measure that you use--price/earnings, price/cash flow, price/book value, or dividend yield. Value has been out of favor for the past five years and especially out of favor for the past two years. Whenever investment fashions change, they tend to remain in that new trend for a long period of time. We believe that value will re-emerge as an important investment concept and dominate the markets for the next five years.

                                       Sincerely yours,

                                       /s/ James W. Stratton
                                       James W. Stratton
                                       Chairman
May 1, 2000

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

The first quarter for the Stratton Growth Fund was comprised of two terrible months, January and February, followed by one wonderful month, March. As we said in the Chairman's letter, value investing turned positive on March 10th. The Fund was down by 16% at the worst in February and yet the market reversed this to where the Fund recently was even for the year. Relative performance in March and April has been dramatically good after a two year period of poor relative performance.

During this quarter, all we have done in the portfolio is to reinforce our conviction to value investments. We added two names to the Banking and Financial area, SouthTrust Corp. and Washington Mutual, bringing the Banking industry to 21.7% of our portfolio, representing the largest single group. This is followed closely by Insurance, with 13.7%, and Health Care, with 9.8%. We swapped our El Paso Energy out of the portfolio and acquired The Coastal Corp., which is a company that ultimately will be acquired by El Paso. This was an arbitrage that permitted us to maintain a significant position in natural gas yet enhance the fundamentals of our portfolio. We added two new names; The Hertz Corp., a leading auto and truck rental and leasing company, and IKON Office Solutions, a smaller, very depressed stock in the office equipment and copying distribution business.

Our turnover rate was 47.40% on an annualized basis. Expenses remained at a relatively low level of 1.30%. The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.



                                    [GRAPH]
3/31/00 $204,506
Total Value of Investment

                                 Average Annual Total Return
                                 for the perod ended 3/31/00
                                  1 year................   (8.85%)
                                  5 year................ + 14.03
                                 10 year................ + 11.80
                                 15 year................ + 12.01
                                 20 year................ + 13.86
                                 25 year.................+ 13.34

              Value of Shares
              Acquired Through     Value of Shares
              Reinvestment of      Acquired Through
               Capital Gains       Reinvestment of     Total Value of
               Distributions       Income Dividends    Original Shares
73-74                   -                   43             7,630
75-76                   -                  458            11,280
77-78                   -                1,217            14,155
79-80                   -                2,147            14,597
81-82                   -                3,703            17,299
83-84                   -                6,347            24,755
85-86               3,857               10,805            38,310
87-88              10,945               11,062            30,774
89-90              22,901               14,859            31,059
91-92              27,527               21,871            32,464
93-96              35,156               26,652            32,622
95-96              60,327               41,919            42,938
5/31/96            66,844               44,981            42,654
12/31/97           52,749               58,992            98,447
12/31/98           53,823               63,997           116,451
12/31/99           46,177               57,713           108,613
3/31/00            44,439               55,541           104,526
*Prior to 12/31/96, SGF had a fiscal year-end of 5/31.
Past performance is not predictive of future performance.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           March 31, 2000 December 31, 1999
-----------------------------------------------------------
Total Net Assets              $38,224,463       $43,865,061
-----------------------------------------------------------
Net Asset Value Per Share          $28.13            $29.23
-----------------------------------------------------------
Shares Outstanding              1,358,664         1,500,592
-----------------------------------------------------------
Number of Shareholders              1,060             1,190
-----------------------------------------------------------
Average Size Account              $36,061           $36,861
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended March 31, 2000 (unaudited)
--------------------------------------------------------------------------------

New Holdings                         Eliminated Holdings
---------------------------------------------------------------------
The Coastal Corp. (3.0%*)            Alcan Aluminium Ltd.
The Hertz Corp., Class A (2.7%*)     Armstrong World Industries, Inc.
IKON Office Solutions, Inc. (1.6%*)  El Paso Energy Corp.
SouthTrust Corp. (2.0%*)             Entergy Corp.
Washington Mutual, Inc. (0.8%*)      Mallinckrodt, Inc.
                                     Micron Technology, Inc.
                                     Shared Medical Systems Corp.
                                     Unitrin, Inc.

* Percentage of Total Net Assets.

Ten Largest Holdings March 31, 2000 (unaudited)
--------------------------------------------------------------------------------

                                Market Value Percent of TNA
-----------------------------------------------------------
C&D Technologies, Inc.          $ 3,475,100        9.1%
-----------------------------------------------------------
American General Corp.            2,643,487        6.9
-----------------------------------------------------------
Commerce Bancorp, Inc. (NJ)       2,195,099        5.7
-----------------------------------------------------------
Baxter International, Inc.        1,880,625        4.9
-----------------------------------------------------------
American Home Products Corp.      1,876,875        4.9
-----------------------------------------------------------
Anheuser-Busch Companies, Inc.    1,867,500        4.9
-----------------------------------------------------------
PNC Financial Services Group      1,802,500        4.7
-----------------------------------------------------------
Pitney Bowes, Inc.                1,787,500        4.7
-----------------------------------------------------------
Kimberly-Clark Corp.              1,568,000        4.1
-----------------------------------------------------------
The Limited, Inc.                 1,263,750        3.3
-----------------------------------------------------------
                                $20,360,436       53.2%
-----------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------

For the quarter ended March 31, 2000, SMDS performed well with a total return of +0.65%. This performance lagged the Morgan Stanley REIT Index ("RMS") performance of +2.66%, but we were cheered to see the REIT sector as a whole slightly outperform the volatile S&P 500 Index return of +2.25%. Our portfolio is skewed purposefully to some of the highest yielding REIT sectors; typically the performance will lag the RMS when there is a dramatic rise in prices as we experienced in March.

During the quarter, we added to our Apartment sector weighting, bringing the total to 15.4%. We eliminated Walden Residential Properties as it was being taken private in a merger, but added three new securities, Post Properties, Summit Properties, and United Dominion Realty Trust. Post is an Atlanta based company we have long admired as a strong, quality organization, with disciplined management. The company has recently made great strides in developing intown, mixed-use neighborhoods, that the company terms "live-work-walk communities." These properties feature multi-family, retail, and office space in an urban setting. Summit Properties has recently stepped up its efforts in the very strong Washington, DC apartment market, developing properties in well-settled, high-traffic areas. United Dominion Realty is a large, national apartment REIT that has been upgrading its portfolio by selling old, poorly performing properties and strengthening its balance sheet, repositioning its portfolio for the future.

We eliminated Senior Housing Properties Trust, as it was a small position previously spun-off from HRPT Properties Trust. The REIT specializes in health care facilities and we felt our other holdings in that sector were superior. The Health Care REIT sector continues to feel pressure from struggling facility operators and a tight lending market, but we are confident with the dividend-paying ability of our holdings.

Overall, we are comfortable with the positioning of the SMDS portfolio. The holdings are currently priced at an average of 6.8 times next year's Funds From Operations, which is toward the low end of the spectrum, on a historical basis. The average payout ratio for the Fund's holdings stands at 70%, which is a good indication of the security of the REITs' dividend paying ability.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

                                    [GRAPH]
3/31/00 $58,364
Total Value of Investment

                            Average Annual Total Return
                            for the period ended 3/31/00
                          1 year.................... + 1.64%
                          5 year.................... + 4.72
                         10 year.................... + 6.38
                         15 year.................... + 7.54
                             Average Annual Total Return
                             for the period ended 3/31/00
                                                               Value of Shares
                                            Value of Shares    Acquired Through
                                            Acquired Through   Reinvestment of
                         Total Value of     Reinvestment of     Capital Gains
                        Original Shares     Income Dividends    Distributions
81                            9,113               583                 -
82                            9,354             1,641                 -
83                           10,808             3,107                 -
84                           10,667             4,379                 -
85                           11,795             6,627                 -
86                           14,604            10,328                 -
87                           16,320            13,744                503
88                           13,181            13,041              1,043
89                           12,824            15,044              1,015
90                           12,861            17,513              1,018
91                           12,084            19,388                956
92                           14,609            26,570              1,156
93                           15,701            31,818              1,242
94                           15,060            33,590              1,192
95                           13,039            32,499              1,032
96                           14,383            39,890              1,138
1/31/96-12/31/96*            14,399            43,821              1,139
12/31/97                     15,879            52,959              1,257
12/31/98                     13,008            47,819              1,029
12/31/99                     11,170            45,934                884
3/31/00                      10,987            46,508                869
*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.
Past performance is not predictive of future performance.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           March 31, 2000 December 31, 1999
-----------------------------------------------------------
Total Net Assets              $57,308,814       $59,413,078
-----------------------------------------------------------
Net Asset Value Per Share          $20.93            $21.28
-----------------------------------------------------------
Shares Outstanding              2,738,642         2,792,429
-----------------------------------------------------------
Number of Shareholders              3,219             3,372
-----------------------------------------------------------
Average Size Account              $17,803           $17,620
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended March 31, 2000 (unaudited)
--------------------------------------------------------------------------------

New Holdings             Eliminated Holdings
------------------------------------------------------------
Post Properties, Inc.
 (2.1%*)                 Equity Inns, Inc
Summit Properties, Inc.
 ( 0.8%*)                Senior Housing Properties Trust
United Dominion Realty
 Trust, Inc. ( 0.9%*)    Walden Residential Properties, Inc.

* Percentage of Total Net Assets.

Ten Largest Holdings March 31, 2000 (unaudited)
--------------------------------------------------------------------------------

                                              Market Value Percent of TNA
-------------------------------------------------------------------------
Liberty Property Trust                        $ 2,872,500        5.0%
-------------------------------------------------------------------------
Bradley Real Estate, Inc. Conv. Pfd. Class A    2,597,957        4.5
-------------------------------------------------------------------------
Colonial Properties Trust                       2,553,125        4.5
-------------------------------------------------------------------------
Health Care Property Investors, Inc.            2,480,156        4.3
-------------------------------------------------------------------------
Gables Residential Trust                        2,250,000        3.9
-------------------------------------------------------------------------
Glimcher Realty Trust                           2,227,500        3.9
-------------------------------------------------------------------------
EastGroup Properties, SBI                       2,150,000        3.8
-------------------------------------------------------------------------
Mid-Atlantic Realty Trust                       2,127,500        3.7
-------------------------------------------------------------------------
FelCor Lodging Trust, Inc.                      2,034,063        3.6
-------------------------------------------------------------------------
First Industrial Realty Trust, Inc.             1,907,500        3.3
-------------------------------------------------------------------------
                                              $23,200,301       40.5%
-------------------------------------------------------------------------

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

The first quarter of the new millennium saw a continuation of the same technology driven market that has existed for the past 18 months. Returns for both the Russell 2000 and even the Russell 2000 Value indices were buoyed by strong technology performance through mid-March. Stratton Small-Cap Value Fund lagged those indices in the first two months of the year, but outperformed handily in the last month of the quarter as technology stocks declined. For the three months year-to-date, your Fund registered a loss of -3.09% compared with a gain of +7.08% for the Russell 2000 Index and +3.82% for the Russell 2000 Value Index.

We did have a takeover during the quarter. A long time holding, Commercial Intertech, agreed to be acquired by Parker-Hannifin at a 55% premium. Other sales included a reduction in Consumer stocks through the sale of International Multifoods, Riviana Foods and Tasty Baking. We also sold Shared Medical Systems, Greenbrier, and TB Woods due to changes in their relative earnings outlook. We deployed the proceeds into undervalued names in the Medical, Technology and Telecommunications sectors. New names include Activision (software games), Anixter International (cable), The BISYS Group (processing), CONMED (medical devices), Henry Schein (dental supplies), IKON Office Solutions (copiers), Pioneer-Standard (electronics), Price Communications (wireless) and Respironics (medical products). Avis Group Holdings was also added due to its valuation and bright outlook for the Car Rental industry.

The first quarter report now lists stock holdings within their Russell sectors rather than individual industry groups as was used previously. This allows easier comparison of the Fund's sector weightings relative to the Russell indices. Financial companies are now our largest group representing 23% of the portfolio, while Materials & Processing and Consumer Discretionary & Services make up 18% and 17%, respectively. Established Technology companies amount to 9% of the portfolio. Given the increased market volatility and the outlook for higher additional interest rate hikes we feel we are poised to perform well if the rotation to value stock picking continues.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

                                    [GRAPH]
3/31/00 $18,724
Total Value of Investment

                          Average Annual Total Return
                          for the period ended 3/31/00
                         1 year................... +  5.84%
                         3 year................... +  5.55
                         5 year................... + 11.73
                         Since Inception
                         (4/12/93)................ +  9.40
                                                            Value of Shares
                                         Value of Shares    Acquired Through
                                         Acquired Through   Reinvestment of
                      Total Value of     Reinvestment of     Capital Gains
                      Original Shares    Income Dividends    Distributions
Apr-93                   10,000                  -                   -
3/31/94                  10,376                158                   -
3/31/95                  10,352                402                   -
3/31/96                  12,780                789                   -
3/31/96-12/31/96*        13,432              1,067                 813
12/31/97                 17,976              1,633               2,190
12/31/98                 16,088              1,626               1,995
12/31/99                 15,552              1,840               1,928
3/31/00                  15,072              1,783               1,869
*Prior to 12/31/96, SSCV had a fiscal year-end of 3/31.
Past performance is not predictive of future performance.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                           March 31, 2000 December 31, 1999
-----------------------------------------------------------
Total Net Assets              $33,028,461       $36,054,018
-----------------------------------------------------------
Net Asset Value Per Share          $18.84            $19.44
-----------------------------------------------------------
Shares Outstanding              1,753,129         1,855,051
-----------------------------------------------------------
Number of Shareholders              1,148             1,296
-----------------------------------------------------------
Average Size Account              $28,770           $27,819
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended March 31, 2000 (unaudited)
--------------------------------------------------------------------------------

New Holdings                                Eliminated Holdings
--------------------------------------------------------------------------
Activision, Inc. (1.3%*)                    Commercial Intertech Corp.
Anixter International, Inc. (1.7%*)         Conning Corp.
Avis Group Holdings, Inc. (1.1%*)           GenCorp, Inc.
The BISYS Group, Inc. (2.0%*)               Greenbrier Companies, Inc.
Brightpoint, Inc. (1.3%*)                   International Multifoods Corp.
CONMED Corp. (0.8%*)                        Medford Bancorp, Inc.
Henry Schein, Inc. (1.1%*)                  Omnova Solutions, Inc.
IKON Office Solutions, Inc. (1.3%*)         Riviana Foods, Inc. (DE)
Pioneer-Standard Electronics, Inc. (0.8%*)  Shared Medical Systems Corp.
Price Communications Corp. (1.7%*)          Tasty Baking Co.
Respironics, Inc. (0.5%*)                   TB Wood's Corp.

* Percentage of Total Net Assets.

Ten Largest Holdings March 31, 2000 (unaudited)
--------------------------------------------------------------------------------

                                       Market Value Percent of TNA
------------------------------------------------------------------
Technitrol, Inc.                        $1,165,000        3.5%
------------------------------------------------------------------
Bel Fuse, Inc. Class B                   1,155,000        3.5
------------------------------------------------------------------
Morrison Management Specialists, Inc.    1,110,000        3.4
------------------------------------------------------------------
Primex Technologies, Inc.                1,065,625        3.2
------------------------------------------------------------------
True North Communications, Inc.            982,812        3.0
------------------------------------------------------------------
Quixote Corp.                              980,000        3.0
------------------------------------------------------------------
Oshkosh Truck Corp. Class B                931,875        2.8
------------------------------------------------------------------
LSI Industries, Inc.                       874,688        2.6
------------------------------------------------------------------
Eaton Vance Corp.                          858,750        2.6
------------------------------------------------------------------
Velcro Industries, N.V.                    845,500        2.6
------------------------------------------------------------------
                                        $9,969,250       30.2%
------------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

What is the Fund's investment objective?

The primary objective of SGF is to seek possible growth of capital for its shareholders' investments with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

What is the investment philosophy used in managing the Fund?

The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The investment advisor believes that companies which consistently strive to increase their dividends tend to offer the potential of above average returns. Fundamental analysis is conducted on other important characteristics such as earnings outlook, management strengths, and industry competitive position.

Why are value stocks so important to the Fund's portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The investment advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

 . Average gross portfolio yield will normally exceed the S&P 500 by more than 30%.

 . Approximately 35 companies are held.

 . By combining below average valuation with low price volatility (beta), SGF should have the potential to produce good relative performance in up markets and above average relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------

What is the Fund's investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. In order to achieve these goals, the Fund invests substantially all of its assets in high income-producing U.S. equity securities.

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and, therefore, looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REITs. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend paying companies so important to the Fund's portfolio?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 95% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

 . The portfolio is comprised of high dividend paying securities.

 . Approximately 40 companies are held.

 . SMDS is managed to provide a high level of current monthly income, and to offer the potential for long-term capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

What is the Fund's investment objective?

The primary objective of SSCV is to achieve both dividend income and capital appreciation. The Fund seeks to achieve this objective by investing its assets in common stock and securities convertible into common stock of small capitalization companies. In selecting stocks for the fund to buy, small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the largest capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that the investment advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor attempts to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth. A three-step process is employed that focuses on a stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes in to consideration both a company's valuation relative to its peers and its valuation relative to its private market value.

Why are value stocks so important to the Fund's portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The investment advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

 . Fundamental valuation parameters such as price-to-earnings and price-to-cash flow should be at a significant discount to the average small-cap company. The Fund currently trades at approximate one half of the P/E of the Russell 2000 Index.

 .  Approximately 65 companies are held.

 . By combining discounted valuations with lower than average betas (low price volatility), SSCV seeks to produce strong relative performance in up markets and above average relative performance in down markets.

There are risks involved with any investment. This Fund is invested in small-cap stocks which tend to have a higher degree of market risk than large-cap stocks due to lack of liquidity and other reasons.

SCHEDULE OF INVESTMENTS March 31, 2000 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------
COMMON STOCKS - 95.8%
Banking/Financial - 21.7%
AmSouth Bancorp..........................................    20,000 $   298,750
Comerica, Inc. ..........................................    22,500     942,188
Commerce Bancorp, Inc. (NJ)..............................    59,327   2,195,099
First Union Corp. .......................................    31,512   1,173,822
PNC Financial Services Group.............................    40,000   1,802,500
SouthTrust Corp. ........................................    30,000     763,125
Summit Bancorp, Inc. ....................................    30,000     787,500
Washington Mutual, Inc. .................................    12,000     318,000
                                                                    -----------
                                                                      8,280,984
                                                                    -----------
Basic Materials - 1.5%
Weyerhaeuser Co. ........................................    10,000     570,000
                                                                    -----------
Business Services - 8.4%
Diebold, Inc. ...........................................    30,000     825,000
IKON Office Solutions, Inc. .............................   100,000     618,750
Pitney Bowes, Inc. ......................................    40,000   1,787,500
                                                                    -----------
                                                                      3,231,250
                                                                    -----------
Capital Goods - 2.1%
Briggs & Stratton Corp. .................................    20,000     822,500
                                                                    -----------
Consumer Durables - 3.3%
Ford Motor Co. ..........................................    15,000     689,063
Whirlpool Corp. .........................................    10,000     586,250
                                                                    -----------
                                                                      1,275,313
                                                                    -----------
Consumer Non-Durables - 9.0%
Anheuser-Busch Companies, Inc. ..........................    30,000   1,867,500
Kimberly-Clark Corp. ....................................    28,000   1,568,000
                                                                    -----------
                                                                      3,435,500
                                                                    -----------
Consumer Services - 7.4%
American Express Co. ....................................     7,000   1,042,563
H&R Block, Inc. .........................................    17,000     760,750
The Hertz Corp. Class A..................................    30,000   1,021,875
                                                                    -----------
                                                                      2,825,188
                                                                    -----------
Energy - 5.1%
The Coastal Corp. .......................................    25,000   1,150,000
USX-Marathon Group.......................................    30,000     781,875
                                                                    -----------
                                                                      1,931,875
                                                                    -----------
Health Care - 9.8%
American Home Products Corp. ............................    35,000   1,876,875
Baxter International, Inc. ..............................    30,000   1,880,625
                                                                    -----------
                                                                      3,757,500
                                                                    -----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Industrial - 9.1%
C&D Technologies, Inc. .................................     58,900 $ 3,475,100
                                                                    -----------
Insurance/Services - 13.7%
American General Corp. .................................     47,100   2,643,487
Aon Corp. ..............................................     33,750   1,088,437
Jefferson-Pilot Corp. ..................................     12,500     832,031
Lincoln National Corp. .................................     20,000     670,000
                                                                    -----------
                                                                      5,233,955
                                                                    -----------
Retailing - 4.7%
Federated Department Stores, Inc.+......................     13,000     542,750
The Limited, Inc. ......................................     30,000   1,263,750
                                                                    -----------
                                                                      1,806,500
                                                                    -----------
Total Common Stocks
 (cost $23,379,674).....................................             36,645,665
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 3.7%
General Electric Capital Corp.
 5.80%, due 04/04/00
 (cost $1,399,323)...................................... $1,400,000   1,399,323
                                                                    -----------
Total Investments - 99.5%
 (cost $24,778,997*)....................................             38,044,988
Cash and Other Assets
 Less Liabilities - 0.5%................................                179,475
                                                                    -----------
NET ASSETS - 100.0%.....................................            $38,224,463
                                                                    ===========

--------
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $24,778,997; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $13,722,092
Gross unrealized depreciation......................................    (456,101)
                                                                    -----------
 Net unrealized appreciation....................................... $13,265,991
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS March 31, 2000 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                      Market
                                                         Number of    Value
                                                          Shares     (Note 1)
                                                         --------- ------------
COMMON STOCKS - 89.4%
Apartments - 15.4%
Cornerstone Realty Income Trust, Inc. ..................  130,000  $  1,405,625
Gables Residential Trust................................  100,000     2,250,000
Home Properties of New York, Inc. ......................   64,700     1,730,725
Post Properties, Inc. ..................................   30,000     1,209,375
Smith (Charles E.) Residential Realty, Inc. ............   35,000     1,264,375
Summit Properties, Inc. ................................   25,000       478,125
United Dominion Realty Trust, Inc. .....................   50,000       503,125
                                                                   ------------
                                                                      8,841,350
                                                                   ------------
Diversified - 12.0%
Colonial Properties Trust...............................  107,500     2,553,125
EastGroup Properties, SBI...............................  100,000     2,150,000
Meditrust Corp. ........................................  300,000       543,750
Pacific Gulf Properties, Inc. ..........................   85,000     1,668,125
                                                                   ------------
                                                                      6,915,000
                                                                   ------------
Health Care - 7.5%
Health Care Property Investors, Inc. ...................   97,500     2,480,156
Health Care REIT, Inc. .................................  130,000     1,820,000
                                                                   ------------
                                                                      4,300,156
                                                                   ------------
Lodging - 15.0%
FelCor Lodging Trust, Inc. .............................  115,000     2,034,063
Hospitality Properties Trust............................   60,000     1,215,000
Innkeepers USA Trust....................................  200,000     1,625,000
Jameson Inns, Inc. .....................................  160,000     1,050,000
RFS Hotel Investors, Inc. ..............................  125,000     1,343,750
Winston Hotels, Inc. ...................................  175,000     1,356,250
                                                                   ------------
                                                                      8,624,063
                                                                   ------------
Net Lease - 4.0%
Franchise Finance Corp. of America......................   65,000     1,511,250
Starwood Financial, Inc. ...............................   46,000       810,750
                                                                   ------------
                                                                      2,322,000
                                                                   ------------
Office/Industrial - 18.3%
First Industrial Realty Trust, Inc. ....................   70,000     1,907,500
HRPT Properties Trust...................................   90,000       781,875
Liberty Property Trust..................................  120,000     2,872,500
Mack-Cali Realty Corp. .................................   65,000     1,657,500
ProLogis Trust..........................................   75,000     1,443,750
SL Green Realty Corp. ..................................   75,000     1,781,250
                                                                   ------------
                                                                     10,444,375
                                                                   ------------

                                                                      Market
                                                         Number of    Value
                                                          Shares     (Note 1)
                                                         --------- ------------
Regional Malls - 6.1%
Glimcher Realty Trust...................................  165,000  $  2,227,500
Mills Corp. ............................................   68,700     1,236,600
                                                                   ------------
                                                                      3,464,100
                                                                   ------------
Shopping Centers - 11.1%
Developers Diversified Realty Corp. ....................   95,000     1,318,125
IRT Property Co. .......................................  166,000     1,328,000
Mid-Atlantic Reatly Trust...............................  230,000     2,127,500
New Plan Excel Realty Trust, Inc. ......................  108,000     1,485,000
Western Properties Trust................................    7,500        76,875
                                                                   ------------
                                                                      6,335,500
                                                                   ------------
Total Common Stocks
 (cost $62,121,673).....................................             51,246,544
                                                                   ------------
PREFERRED STOCKS - 6.6%
Bradley Real Estate, Inc. Conv. Preferred Class A.......  132,380     2,597,957
Kimco Realty Corp. - Depositary Shares Class D..........   50,000     1,175,000
                                                                   ------------
Total Preferred Stocks
 (cost $4,368,815)......................................              3,772,957
                                                                   ------------
                                                         Principal
                                                          Amount
                                                         ---------
SHORT-TERM NOTES - 3.3%
American Express Credit Corp.
 6.00%, due 04/05/00.................................... $248,000       247,835
Ford Motor Credit Corp.
 5.91%, due 04/03/00....................................  822,000       821,730
General Electric Capital Corp.
 5.80%, due 04/04/00....................................  836,000       835,596
                                                                   ------------
Total Short-Term Notes
 (cost $1,905,161)......................................              1,905,161
                                                                   ------------
Total Investments - 99.3%
 (cost $68,395,649*)....................................             56,924,662
Cash and Other Assets
 Less Liabilities - 0.7%................................                384,152
                                                                   ------------
NET ASSETS - 100.0%.....................................           $ 57,308,814
                                                                   ============

--------
* Aggregate cost for federal income tax purposes is $68,395,649; and net unrealized depreciation is as follows:

Gross unrealized appreciation.................................... $  1,411,428
Gross unrealized depreciation....................................  (12,882,415)
                                                                  ------------
 Net unrealized depreciation..................................... $(11,470,987)
                                                                  ============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS March 31, 2000 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------
COMMON STOCKS - 93.8%
Autos & Transportation - 10.9%
AAR Corp.................................................  35,000   $   584,063
A.O. Smith Corp..........................................  30,000       540,000
Oshkosh Truck Corp. Class B..............................  30,000       931,875
Polaris Industries, Inc..................................  25,000       753,125
Tidewater, Inc...........................................  25,000       795,312
                                                                    -----------
                                                                      3,604,375
                                                                    -----------
Consumer Discretionary & Services - 13.8%
Activision, Inc.+........................................  35,000       422,188
Brightpoint, Inc.+.......................................  35,000       428,750
Deb Shops, Inc. .........................................  40,000       550,000
IKON Office Solutions, Inc. .............................  70,000       433,125
LSI Industries, Inc. ....................................  45,000       874,688
La-Z-Boy, Inc. ..........................................  25,000       384,375
Primesource Corp. .......................................  90,000       480,937
True North Communications, Inc. .........................  25,000       982,812
                                                                    -----------
                                                                      4,556,875
                                                                    -----------
Financial Services - 22.8%
American Bank of Connecticut.............................  22,000       453,750
Avis Group Holdings, Inc.+...............................  21,500       378,938
Blanch (E.W.) Holdings, Inc. ............................  13,000       260,000
Colonial BancGroup, Inc. ................................  40,000       430,000
Commerce Bancorp, Inc. (NJ)..............................  21,704       803,048
Community Bank Systems, Inc. ............................  17,000       387,812
Dain Rauscher Corp. .....................................  10,000       659,375
Donegal Group, Inc. .....................................  61,299       390,781
Eaton Vance Corp. .......................................  20,000       858,750
First Essex Bancorp, Inc. ...............................  25,000       385,937
First Financial Holdings, Inc. ..........................  18,000       254,250
National Data Corp.......................................  20,000       520,000
Pacific Gulf Properties, Inc.............................  13,000       255,125
Southwest Securities Group, Inc. ........................  15,620       678,494
United Bankshares, Inc. .................................  20,000       440,000
Webster Financial Corp. .................................  16,632       382,536
                                                                    -----------
                                                                      7,538,796
                                                                    -----------
Health Care - 5.8%
CONMED Corp.+............................................  10,000       250,625
Morrison Management Specialists, Inc. ...................  40,000     1,110,000
Respironics, Inc.+.......................................  12,500       179,688
Henry Schein, Inc.+......................................  22,000       356,125
                                                                    -----------
                                                                      1,896,438
                                                                    -----------

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------
Materials & Processing - 17.6%
Florida Rock Industries, Inc. ...........................  30,000   $   840,000
Glatfelter (P.H.) Co.....................................  20,000       212,500
Hughes Supply, Inc. .....................................  30,000       465,000
Owens Corning............................................  30,000       581,250
Primex Technologies, Inc. ...............................  50,000     1,065,625
Quixote Corp. ...........................................  80,000       980,000
Republic Group, Inc. ....................................  45,000       483,750
Schawk, Inc. ............................................  44,300       348,862
Velcro Industries, N.V. .................................  76,000       845,500
                                                                    -----------
                                                                      5,822,487
                                                                    -----------
Other - 0.8%
Foster Wheeler Corp. ....................................  40,000       270,000
                                                                    -----------
Other Energy - 4.1%
Mitchell Energy & Development Corp. Class B..............  30,000       660,000
Penn Virginia Corp. .....................................  40,000       685,000
                                                                    -----------
                                                                      1,345,000
                                                                    -----------
Producer Durables - 5.2%
Belden, Inc. ............................................  20,000       550,000
Technitrol, Inc. ........................................  20,000     1,165,000
                                                                    -----------
                                                                      1,715,000
                                                                    -----------
Technology - 9.1%
Anixter International Inc.+..............................  20,000       557,500
Bel Fuse, Inc. Class B...................................  55,000     1,155,000
The BISYS Group, Inc.+...................................  10,000       665,000
Park Electrochemical Corp. ..............................  15,000       367,500
Pioneer-Standard Electronics, Inc. ......................  17,000       267,750
                                                                    -----------
                                                                      3,012,750
                                                                    -----------
Utilities - 3.7%
Energen Corp. ...........................................  20,000       318,750
Minnesota Power, Inc. ...................................  20,000       332,500
Price Communications Corp.+..............................  25,000       575,000
                                                                    -----------
                                                                      1,226,250
                                                                    -----------
Total Common Stocks
 (cost $27,246,384)......................................            30,987,971
                                                                    -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                                                                      Market
                                                          Principal    Value
                                                           Amount    (Note 1)
                                                          --------- -----------
SHORT-TERM NOTES - 5.2%
American Express Credit Corp.
 6.00%, due 04/05/00..................................... $850,000  $   849,434
Ford Motor Credit Corp.
 6.00%, due 04/05/00.....................................  850,000      849,433
                                                                    -----------
Total Short-Term Notes
 (cost $1,698,867).......................................             1,698,867
                                                                    -----------
Total Investments - 99.0%
 (cost $28,945,251*).....................................            32,686,838
Cash and Other Assets
 Less Liabilities - 1.0%.................................               341,623
                                                                    -----------
NET ASSETS - 100.0%......................................           $33,028,461
                                                                    ===========

--------
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $28,945,251; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $ 6,805,656
Gross unrealized depreciation......................................  (3,064,069)
                                                                    -----------
 Net unrealized appreciation....................................... $ 3,741,587
                                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
March 31, 2000 (unaudited)

                                              SGF         SMDS         SSCV
                                          ----------- ------------  -----------
ASSETS:
  Investments in securities at value
   (cost $24,778,997, $68,395,649, and
   $28,945,251, respectively) (Note 1)... $38,044,988 $ 56,924,662  $32,686,838
  Cash...................................         --           583        7,374
  Dividends and interest receivable......      35,297      515,782       33,895
  Receivable for securities sold.........   1,207,898      227,237      683,115
                                          ----------- ------------  -----------
    Total Assets.........................  39,288,183   57,668,264   33,411,222
                                          ----------- ------------  -----------
LIABILITIES:
  Cash overdraft.........................     515,097          --           --
  Accrued expenses and other
   liabilities...........................      52,497       73,767       26,949
  Payable for shares redeemed............         500          --           --
  Payable for investment securities
   purchased.............................     495,626      285,683      355,812
                                          ----------- ------------  -----------
    Total Liabilities....................   1,063,720      359,450      382,761
                                          ----------- ------------  -----------
NET ASSETS:
  Applicable to 1,358,664, 2,738,642, and
   1,753,129 shares outstanding,
   respectively/1/ ...................... $38,224,463 $ 57,308,814  $33,028,461
                                          =========== ============  ===========
  Net asset value, offering and
   redemption price per share............ $     28.13 $      20.93  $     18.84
                                          =========== ============  ===========
SOURCE OF NET ASSETS:
  Paid-in capital........................ $21,616,737 $ 85,858,356  $28,891,123
  Undistributed net investment income
   (loss)................................     115,102     (139,872)     115,447
  Accumulated net realized gain (loss) on
   investments...........................   3,226,633  (16,938,683)     280,304
  Net unrealized appreciation
   (depreciation) of investments.........  13,265,991  (11,470,987)   3,741,587
                                          ----------- ------------  -----------
    Net Assets........................... $38,224,463 $ 57,308,814  $33,028,461
                                          =========== ============  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Three Months Ended March 31, 2000 (unaudited)

                                             SGF         SMDS         SSCV
                                         -----------  -----------  -----------
INCOME:
  Dividends............................. $   210,523  $ 1,326,104  $   159,756
  Interest..............................      19,280       30,239       17,656
                                         -----------  -----------  -----------
    Total Income........................     229,803    1,356,343      177,412
                                         -----------  -----------  -----------
EXPENSES:
  Accounting/Pricing services fees......       7,927        8,816        7,739
  Administration services fees..........       5,826        8,915        5,173
  Advisory fees (Note 2)................      67,163       86,508       27,427
  Audit fees............................       4,737        5,700            0
  Custodian fees........................       2,792        4,788        3,395
  Directors' fees.......................       3,146        5,099        3,006
  Legal fees............................       1,658        2,465        1,431
  Miscellaneous fees....................       2,113        4,568        1,903
  Printing and postage fees.............       4,341        6,055        4,270
  Registration fees.....................      12,840       10,224       10,742
  Shareholder services fees.............       9,810       28,215       12,257
  Taxes other than income taxes.........         775        1,150          725
                                         -----------  -----------  -----------
    Total Expenses......................     123,128      172,503       78,068
                                         -----------  -----------  -----------
      Net Investment Income.............     106,675    1,183,840       99,344
                                         -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on
   investments..........................     590,089   (1,254,007)     404,694
  Net increase (decrease) in unrealized
   appreciation on investments..........  (2,497,486)     487,699   (1,613,616)
                                         -----------  -----------  -----------
  Net (loss) on investments.............  (1,907,397)    (766,308)  (1,208,922)
                                         -----------  -----------  -----------
    Net increase (decrease) in net
     assets resulting from operations... $(1,800,722) $   417,532  $(1,109,578)
                                         ===========  ===========  ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                     SGF                         SMDS
                         ---------------------------  ---------------------------
                         3 Months Ended  Year Ended   3 Months Ended  Year Ended
                           03/31/00*      12/31/99      03/31/00*      12/31/99
                         -------------- ------------  -------------- ------------
OPERATIONS:
 Net investment income..  $   106,675   $    674,239   $ 1,183,840   $  4,717,684
 Net realized gain
  (loss) on
  investments...........      590,089      3,251,257    (1,254,007)    (2,505,510)
 Net increase (decrease)
  in unrealized
  appreciation of
  investments...........   (2,497,486)    (9,385,310)      487,699     (6,710,730)
                          -----------   ------------   -----------   ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............   (1,800,722)    (5,459,814)      417,532     (4,498,556)
                          -----------   ------------   -----------   ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.00 and
  $0.41 per share,
  respectively, for SGF,
  $0.48 and $1.55,
  respectively,
  for SMDS).............          --        (665,812)   (1,323,712)    (4,717,684)
 From realized gains on
  investments ($0.00 and
  $1.33 per share,
  respectively, for
  SGF)..................          --      (2,250,632)          --             --
 Return of capital
  ($0.00 and $0.49 per
  share for SMDS).......          --             --            --      (1,514,708)
CAPITAL SHARE
 TRANSACTIONS:/2/          (3,839,876)   (11,081,854)   (1,198,084)    (9,792,276)
                          -----------   ------------   -----------   ------------
 Total (decrease) in net
  assets ...............   (5,640,598)   (19,458,112)   (2,104,264)   (20,523,224)
NET ASSETS:
 Beginning of period....   43,865,061     63,323,173    59,413,078     79,936,302
                          -----------   ------------   -----------   ------------
 End of period
  (including
  undistributed net
  investment income
  (loss) of $115,102 and
  $8,427, respectively,
  for SGF, and
  ($139,872) and $0,
  respectively, for
  SMDS).................  $38,224,463   $ 43,865,061   $57,308,814   $ 59,413,078
                          ===========   ============   ===========   ============

                                                               SSCV
                                                    --------------------------
                                                    3 Months Ended Year Ended
                                                      03/31/00*     12/31/99
                                                    -------------- -----------
OPERATIONS:
 Net investment income.............................  $    99,344   $   516,517
 Net realized gain on investments..................      404,694     1,034,763
 Net (decrease) in unrealized appreciation of
  investments......................................   (1,613,616)   (2,192,714)
                                                     -----------   -----------
 Net (decrease) in net assets resulting from
  operations.......................................   (1,109,578)     (641,434)
                                                     -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ($0.00 and $0.27 per
  share, respectively, for SSCV)...................          --       (501,810)
CAPITAL SHARE TRANSACTIONS:/2/                        (1,915,979)   (5,592,043)
                                                     -----------   -----------
 Total (decrease) in net assets....................   (3,025,557)   (6,735,287)
NET ASSETS:
 Beginning of period...............................   36,054,018    42,789,305
                                                     -----------   -----------
 End of period (including undistributed net
  investment income of $115,447 and $16,103,
  respectively, for SSCV)..........................  $33,028,461   $36,054,018
                                                     ===========   ===========

--------
* Unaudited

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/A summary of capital share transactions follows:

                                                    SGF
                                 ---------------------------------------------
                                    3 Months Ended
                                      03/31/00*          Year Ended 12/31/99
                                 ---------------------  ----------------------
                                  Shares      Value      Shares      Value
                                 --------  -----------  --------  ------------
Shares issued...................   15,842  $   423,811   119,531  $  3,966,635
Shares reinvested from net
 investment income and capital
 gains distributions............        1           35    82,967     2,568,964
                                 --------  -----------  --------  ------------
                                   15,843      423,846   202,498     6,535,599
Shares redeemed................. (157,771)  (4,263,722) (560,493)  (17,617,453)
                                 --------  -----------  --------  ------------
    Net (decrease).............. (141,928) $(3,839,876) (357,995) $(11,081,854)
                                 ========  ===========  ========  ============

                                                   SMDS
                                ---------------------------------------------
                                   3 Months Ended
                                     03/31/00*          Year Ended 12/31/99
                                ---------------------  ----------------------
                                 Shares      Value      Shares      Value
                                --------  -----------  --------  ------------
Shares issued..................  102,489  $ 2,023,642   201,707  $  4,798,470
Shares reinvested from net
 investment income.............   39,523      822,466   164,663     3,826,361
                                --------  -----------  --------  ------------
                                 142,012    2,846,108   366,370     8,624,831
Shares redeemed................ (195,799)  (4,044,192) (799,368)  (18,417,107)
                                --------  -----------  --------  ------------
    Net (decrease).............  (53,787) $(1,198,084) (432,998) $ (9,792,276)
                                ========  ===========  ========  ============

                                                    SSCV
                                 ---------------------------------------------
                                    3 Months Ended
                                      03/31/00*          Year Ended 12/31/99
                                 ---------------------  ----------------------
                                  Shares      Value      Shares      Value
                                 --------  -----------  --------  ------------
Shares issued...................   14,649  $   275,932   279,605  $  5,275,738
Shares reinvested from net
 investment income and capital
 gains distributions............        1           19    19,978       383,537
                                 --------  -----------  --------  ------------
                                   14,650      275,951   299,583     5,659,275
Shares redeemed................. (116,571)  (2,191,930) (572,731)  (11,251,318)
                                 --------  -----------  --------  ------------
    Net (decrease).............. (101,921) $(1,915,979) (273,148) $ (5,592,043)
                                 ========  ===========  ========  ============

--------
* Unaudited

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
March 31, 2000 (unaudited)

Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. (the "Company") which operates as a series, consisting of Stratton Small-Cap Value Fund ("SSCV"). The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in securities of real estate investment trusts.

The objective of SSCV is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $15,684,000 of which $7,681,000 expires in 2000, $4,331,000 expires in 2003, $1,167,000 expires in 2005 and

-------------------------------------------------------------------------------
March 31, 2000 (unaudited)
   $2,505,000 expires in 2007. SSCV has a capital loss carryover available to offset future capital gains, if any, of approximately
   $124,000, which expires in 2006.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Note 2. - During the three months ended March 31, 2000, the Funds paid advisory fees to Stratton Management Company (the "Advisor") as follows: SGF -
 $67,163; SMDS - $86,508; SSCV - $27,427. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with SGF and SMDS to offset a portion of the cost of certain administrative responsibilities delegated to PFPC Inc.

SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"), a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000

-------------------------------------------------------------------------------
March 31, 2000 (unaudited)
reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the three months ended March 31, 2000 caused the advisory fee to decrease by $38,325.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Pursuant to an agreement between The Bank of New York (the "Custodian") and PFPC Inc., the Custodian reallows a portion of its custody fees to PFPC Inc. for certain services delegated to PFPC Inc. The amount is not readily determinable. Effective December 1, 1999, Provident Distributors, Inc. serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the three months ended March 31, 2000 were as follows:

                                                   SGF        SMDS       SSCV
                                                ---------- ---------- ----------
Cost of purchases.............................. $4,398,955 $2,994,367 $4,703,418
Proceeds of sales..............................  7,261,298  4,549,449  7,514,173

Note 4. - Subsequent Event - On December 14, 1999 the Board of Directors approved a change to the name of Stratton Small-Cap Yield Fund to Stratton Small-Cap Value Fund.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                        Years Ended December                    Years Ended May
                          3 Months               31,               7 Months           31,
                            Ended      --------------------------   Ended       ----------------
                          03/31/00*     1999      1998     1997    12/31/96      1996     1995
                          ---------    -------   -------  -------  --------     -------  -------
Net Asset Value,
 Beginning of Period....   $ 29.23     $ 34.07   $ 33.39  $ 27.00  $ 27.18      $ 22.35  $ 20.65
                           -------     -------   -------  -------  -------      -------  -------
  Income From Investment
   Operations
  Net investment
   income...............     0.079       0.416     0.570    0.550    0.312        0.556    0.537
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    (1.179)     (3.516)    3.130    8.900    1.298        5.759    2.978
                           -------     -------   -------  -------  -------      -------  -------
    Total from
     investment
     operations.........    (1.100)     (3.100)    3.700    9.450    1.610        6.315    3.515
                           -------     -------   -------  -------  -------      -------  -------
  Less Distributions
  Dividends (from net
   investment income)...       --       (0.410)   (0.590)  (0.540)  (0.580)      (0.540)  (0.540)
  Distributions (from
   capital gains).......       --       (1.330)   (2.430)  (2.520)  (1.210)      (0.945)  (1.275)
                           -------     -------   -------  -------  -------      -------  -------
    Total
     distributions......       --       (1.740)   (3.020)  (3.060)  (1.790)      (1.485)  (1.815)
                           -------     -------   -------  -------  -------      -------  -------
Net Asset Value, End of
 Period.................   $ 28.13     $ 29.23   $ 34.07  $ 33.39  $ 27.00      $ 27.18  $ 22.35
                           =======     =======   =======  =======  =======      =======  =======
Total Return............     (3.76%)     (9.29%)   11.46%   36.06%    6.40%       29.62%   18.61%
Ratios/Supplemental Data
  Net assets, end of
   period
   (in 000's)...........   $38,224     $43,865   $63,323  $60,177  $44,801      $42,880  $31,719
  Ratio of expenses to
   average net assets...      1.30%/1/    1.13%     1.07%    1.11%    1.17%/1/     1.16%    1.31%
  Ratio of net
   investment income to
   average net assets...      1.13%/1/    1.21%     1.60%    1.87%    2.08%/1/     2.28%    2.70%
  Portfolio turnover
   rate.................     11.82%      39.81%    38.02%   34.40%   20.32%       15.41%   42.54%

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                           11           Years Ended
                             3 Months     Years Ended December 31,       Months         January 31,
                               Ended      ----------------------------   Ended       ------------------
                             03/31/00*     1999      1998       1997    12/31/96       1996      1995
                             ---------    -------   -------   --------  --------     --------  --------
Net Asset Value, Beginning
 of Period..................  $ 21.28     $ 24.78   $ 30.25   $  27.43  $  27.40     $  24.84  $  28.69
                              -------     -------   -------   --------  --------     --------  --------
  Income From Investment
   Operations
  Net investment income.....    0.429       1.550     1.650      1.540     1.630        1.880     1.940
  Net gains (losses) on
   securities (both realized
   and unrealized)..........   (0.299)     (3.010)   (5.070)     3.200     0.160        2.600    (3.870)
                              -------     -------   -------   --------  --------     --------  --------
    Total from investment
     operations.............    0.130      (1.460)   (3.420)     4.740     1.790        4.480    (1.930)
                              -------     -------   -------   --------  --------     --------  --------
  Less Distributions
  Dividends (from net
   investment income).......   (0.480)     (1.550)   (1.650)    (1.540)   (1.630)      (1.890)   (1.920)
  Distributions (in excess
   of net investment
   income)..................      --          --     (0.400)       --     (0.130)      (0.030)      --
  Return of capital.........      --       (0.490)      --      (0.380)      --           --        --
                              -------     -------   -------   --------  --------     --------  --------
    Total distributions.....   (0.480)     (2.040)   (2.050)    (1.920)   (1.760)      (1.920)   (1.920)
                              -------     -------   -------   --------  --------     --------  --------
Net Asset Value, End of
 Period.....................  $ 20.93     $ 21.28   $ 24.78   $  30.25  $  27.43     $  27.40  $  24.84
                              =======     =======   =======   ========  ========     ========  ========
Total Return................     0.65%      (6.25%)  (11.75%)    18.09%     7.12%       18.98%    (6.57%)
Ratios/Supplemental Data
  Net assets, end of period
   (in 000's)...............  $57,309     $59,413   $79,936   $101,956  $103,780     $129,267  $134,066
  Ratio of expenses to
   average net assets.......     1.19%/1/    1.09%     1.02%      1.02%     1.02%/1/     0.99%     1.08%
  Ratio of net investment
   income to average net
   assets...................     8.20%/1/    6.61%     5.95%      5.48%     6.94%/1/     7.42%     7.71%
  Portfolio turnover rate...     5.39%      13.94%    18.89%     42.47%    69.19%       53.30%    39.50%

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                        Years Ended December                        Years Ended
                          3 Months               31,                 9 Months        March 31,
                            Ended      ---------------------------     Ended      ----------------
                          03/31/00*     1999      1998     1997/2/  12/31/96/2/   1996/2/  1995/2/
                          ---------    -------   -------   -------  -----------   -------  -------
Net Asset Value,
 Beginning of Period....   $ 19.44     $ 20.11   $ 22.47   $ 16.79    $ 15.98     $ 12.94  $ 12.97
                           -------     -------   -------   -------    -------     -------  -------
  Income from Investment
   Operations
  Net investment
   income...............     0.057       0.278     0.170     0.210      0.260       0.330    0.290
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    (0.657)     (0.678)   (2.310)    6.800      1.740       3.040   (0.020)
                           -------     -------   -------   -------    -------     -------  -------
    Total from
     investment
     operations.........    (0.600)     (0.400)   (2.140)    7.010      2.000       3.370    0.270
                           -------     -------   -------   -------    -------     -------  -------
  Less Distributions
  Dividends (from net
   investment income)...       --       (0.270)   (0.180)   (0.200)    (0.270)     (0.330)  (0.300)
  Distributions (from
   capital gains).......       --          --     (0.040)   (1.130)    (0.920)        --       --
                           -------     -------   -------   -------    -------     -------  -------
    Total
     distributions......       --       (0.270)   (0.220)   (1.330)    (1.190)     (0.330)  (0.300)
                           -------     -------   -------   -------    -------     -------  -------
Net Asset Value, End of
 Period.................   $ 18.84     $ 19.44   $ 20.11   $ 22.47    $ 16.79     $ 15.98  $ 12.94
                           =======     =======   =======   =======    =======     =======  =======
Total Return............     (3.09%)     (1.98%)   (9.58%)   42.37%     12.84%      26.18%    2.09%
Ratios/Supplemental Data
  Net assets, end of
   period
   (in 000's)...........   $33,028     $36,054   $42,789   $39,377    $21,691     $19,592  $14,058
  Ratio of expenses to
   average net assets...      0.93%/1/    1.08%     1.56%     1.62%      1.29%/1/    1.46%    2.12%
  Ratio of net
   investment income to
   average net assets...      1.18%/1/    1.29%     0.80%     1.09%      2.03%/1/    2.28%    2.36%
  Portfolio turnover
   rate.................     14.64%      43.44%    35.74%    26.27%     35.86%      33.50%   30.20%

--------
* Unaudited
/1/Annualized
/2/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs which pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV. SSCV pays annual dividends from net investment income. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement Plans

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' 800 number (800) 634-5726.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

PFPC Inc.
211 South Gulph Road, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: (610) 239-4600 . (800) 472-4266

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: (610) 941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o PFPC Inc.
P. O. Box 61767, King of Prussia, PA 19406-8767


   Distributed by  Provident Distributors,  Inc., 3200 Horizon  Drive, King
       of Prussia,  PA  19406-0903--Date of  first use  May  2000. This report is  to be preceded or accompanied by  a Prospectus.
              All indices are unmanaged  groupings of stock that
                  are not available for investment.

DIRECTORS

  Lynne M. Cannon                    Merritt N. Rhoad, Jr.
  John J. Lombard, Jr.               Richard W. Stevens
  Douglas J. MacMaster, Jr.          James W. Stratton
  Henry A. Rentschler

OFFICERS

  James W. Stratton                  Joanne E. Kuzma
  Chairman                           Vice President

  John A. Affleck                    Patricia L. Sloan
  President                          Secretary & Treasurer
  Stratton Growth Fund
                                     Brigid E. Hummel
  James A. Beers                     Assistant Secretary &
  President, Stratton Monthly        Treasurer
  Dividend REIT Shares

  Frank H. Reichel, III
  President,
  Stratton Small-Cap Value Fund

  INVESTMENT ADVISOR

  Stratton Management Company
  Plymouth Meeting Executive Campus
  610 W. Germantown Pike, Suite 300
  Plymouth Meeting, PA 19462-1050, Telephone: 610-941-0255


  TRANSFER AGENT & DIVIDEND PAYING AGENT

  PFPC Inc.

  P.O. Box 61503, King of Prussia, PA 19406-0903

  Telephone: 610-239-4600, 800-472-4266


CUSTODIAN BANK

  The Bank of New York
  48 Wall Street, New York, NY 10286



Visit the Stratton Mutual Funds web site at http://www.strattonmgt.com

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